UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2024

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

811 Louisiana St, Suite 2100

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	TRGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2024, Julie H. Boushka gave notice to Targa Resources Corp. (the “Company”) of her intent to retire from her position as Senior Vice President and Chief Accounting Officer of the Company, effective March 1, 2025. Ms. Boushka’s retirement is not the result of any disagreement with the Company.

On May 16, 2024, the Board of Directors of the Company appointed J. Christopher Eklof, age 55, as Senior Vice President and Chief Accounting Officer of the Company, effective March 1, 2025. Mr. Eklof will continue to serve as Vice President – Financial Controller of the Company until March 1, 2025. There are no understandings or arrangements between Mr. Eklof and any other person pursuant to which Mr. Eklof was selected to serve as Senior Vice President and Chief Accounting Officer of the Company.

Mr. Eklof has served as Vice President – Financial Controller of the Company since May 2022 and for various subsidiaries of the Company since December 2021. Mr. Eklof previously served as Vice President – Operational Controller of the Company between May 2019 and May 2022 and for various subsidiaries of the Company between April 2019 and December 2021. He also served in various roles with the Company’s subsidiaries between July 2010 and April 2019, including leading the financial reporting and technical accounting functions. Prior to joining the Company, Mr. Eklof served as Vice President of Accounting for J.P. Morgan’s energy trading business from October 2007 to June 2010 and served in the audit practice of PricewaterhouseCoopers LLP for eight years. There are no relationships between Mr. Eklof and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K, nor are there any relationships between Mr. Eklof and any other person that would require disclosure pursuant to Item 401(d) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.

Dated: May 20, 2024	By:	/s/ Jennifer R. Kneale
Jennifer R. Kneale
Chief Financial Officer

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